SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2010

TRAILER BRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10405 New Berlin Road East Jacksonville, Florida	32226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904) 751-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2010, Trailer Bridge, Inc. (the “Company”) held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The board of directors nominated six nominees to stand for election at the 2010 meeting and each of the nominees were elected by a plurality of votes cast by shares entitled to vote at the meeting. Therefore, in accordance with the voting results listed below, the nominees were elected to serve until the next annual meeting and until their successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Robert P. Burke	7,380,852	1,698,636	2,726,263
Malcom P. McLean Jr.	7,357,196	1,722,292	2,726,263
Greggory B. Mendenhall	7,357,196	1,722,292	2,726,263
Douglas E. Schimmel	7,417,851	1,661,637	2,726,263
Allen L. Stevens	7,417,752	1,661,736	2,726,263
Nickel van Reesema	7,430,079	1,649,409	2,726,263

Proposal Two: The board of directors approved, subject to stockholder approval at the 2010 meeting, an amendment that: (a) increased the number of shares covered by the Company’s Incentive Stock Plan (the “Stock Plan”) by 125,000 shares; (b) increased, effective August 1, 2009, the number of shares subject to options that may be granted to a plan participant during any twelve-month period to 500,000; and (c) extended the Stock Plan’s termination date to December 31, 2015. In accordance with the voting results below, the stockholders approved the amendments to the Stock Plan as more votes were cast in favor of approval of the amendment than the votes cast against approval. Abstentions and broker-non-votes had no effect on the outcome of the vote.

For	Against	Abstain	Broker Non-Votes
6,694,074	1,010,572	1,374,842	2,726,263

Proposal Three: The board of directors approved, subject to stockholder approval at the 2010 meeting, an amendment that; (a) increased the number of shares covered by the Company’s Non-Employee Director Stock Incentive Plan (the “Director Plan”) by 175,000 shares and (b) extended the Director Plan’s termination date to December 31, 2015. In accordance with the voting results below, the stockholders approved the amendments to the Director Plan as more votes were cast in favor of approval of the amendment than the votes cast against approval. Abstentions and broker-non-votes had no effect on the outcome of the vote.

For	Against	Abstain	Broker Non-Votes
7,346,883	1,727,623	4,982	2,726,263

Proposal Four: The board of directors selected the accounting firm of BDO Seidman, LLP to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2010. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, BDO Seidman, LLP will serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2010.

For	Against	Abstain
11,802,766	2,733	252

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: May 28, 2010	By:	/S/ WILLIAM G. GOTIMER, JR.
William G. Gotimer, Jr.
Executive Vice President and General Counsel

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